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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         We, the undersigned directors of Duramed Pharmaceuticals, Inc., hereby appoint E. Thomas Arington and Timothy J. Holt, or either of them, our true and lawful attorneys and agents, to do any and all acts and things in our name and on our behalf in our capacities indicated below, which said attorneys and agents, or each of them, may deem necessary or advisable to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission, in connection with a Registration Statement on Form S-3 relating to the registration of shares of the Common Stock of the corporation to be offered by the selling shareholder named in the Registration Statement, including, without limitation, power and authority to sign for us, or any of us, in our names in the capacities indicated below, such Registration Statement as well as any and all amendments (including post-effective amendments) thereto, and we hereby ratify and confirm all that said attorneys and agents, or each of them, shall do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Power of Attorney has been signed below by the following persons in the capacities indicated as of the 22nd day of November, 1999.

Signatures                                Title
----------                                -----


/s/ E. Thomas Arington                    Director
----------------------------
E. Thomas Arington


/s/ Jeffrey T. Arington                   Director
----------------------------
Jeffrey T. Arington


/s/ George W. Baughman                    Director
----------------------------
George W. Baughman


/s/ Richard R. Frankovic                  Director
----------------------------
Richard R. Frankovic


                                          Director
-----------------------------
Peter R. Seaver


                                          Director
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S. Sundararaman